Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FIRST QUARTER
2014 RESULTS

NEW YORK, NY, April 16, 2014—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $19.4 million, or $0.43 per diluted share and $0.44 per basic share, for the quarter ended March 31, 2014, compared with $15.1 million, or $0.34 per share (diluted and basic), for the quarter ended March 31, 2013. Total revenue for the first quarter of 2014 was $72.8 million, an increase of 0.5% from $72.5 million for the first quarter of 2013.
The first quarter of 2013 results included after-tax expenses of approximately $0.10 per share associated primarily with the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., a closed-end mutual fund. After adjusting for these items, earnings per share would have been $0.44.
Financial Highlights (Unaudited)
March 31, 2014 Compared with December 31, 2013

(in thousands, except per share data)	Three Months Ended
	March 31, 2014	December 31, 2013	$ Change	% Change
Revenue	$72,835	$73,432	$(597)	(0.8%)
Expenses	$45,239	$44,076	$1,163	2.6%
Operating income	$27,596	$29,356	$(1,760)	(6.0%)
Operating margin	37.9%	40.0%		(209) bps
Total non-operating income	$3,181	$1,971	$1,210	61.4%
Net income attributable to common stockholders	$19,445	$19,413	$32	0.2%
Diluted earnings per share attributable to common stockholders	$0.43	$0.43	$0.00	(0.2%)

Revenue
Total revenue for the first quarter of 2014 was $72.8 million, a decrease of $597,000 from $73.4 million for the fourth quarter of 2013. The decrease was primarily attributable to:

•	Lower portfolio consulting and other revenue which decreased $416,000, primarily due to lower average assets under advisement from model-based strategies; and

•	A decline in open-end mutual fund revenue of $201,000, as the increase in average assets under management was more than offset by two fewer days in the first quarter of 2014.
Expenses
Expenses for the first quarter of 2014 were $45.2 million, an increase of $1.2 million from $44.1 million for the fourth quarter of 2013. The increase was primarily due to the following:

•	An increase in employee compensation and benefits of $1.7 million, primarily due to higher incentive compensation and higher amortization of restricted stock units; and

•	Lower general and administrative expenses which decreased $325,000, primarily due to lower marketing and IT related expenses.
Operating Margin
The company's operating margin decreased to 37.9% for the first quarter of 2014 compared with 40.0% for the three months ended December 31, 2013. The 209 bps decrease was primarily due to an increase in the compensation to revenue ratio, partially offset by a decrease in the G&A to revenue ratio.
Non-operating Income
Non-operating income, excluding net income attributable to redeemable noncontrolling interest, increased to $3.0 million for the three months ended March 31, 2014 compared with $2.0 million for the three months ended December 31, 2013, primarily due to higher earnings from the company's seed investments.

Assets Under Management Highlights (Unaudited)
March 31, 2014 Compared with December 31, 2013

(in millions)	Assets Under Management
	As of
By Investment Vehicle	March 31, 2014	December 31, 2013	$ Change	% Change
Institutional accounts	$24,479	$22,926	$1,553	6.8%
Open-end mutual funds	15,148	14,016	1,132	8.1%
Closed-end mutual funds	9,404	8,965	439	4.9%
Total	$49,031	$45,907	3,124	6.8%

By Investment Strategy
U.S. real estate	$25,251	$23,116	$2,135	9.2%
Global/international real estate	9,721	9,498	223	2.3%
Preferred securities	5,126	4,722	404	8.6%
Global listed infrastructure	5,072	4,714	358	7.6%
Large cap value	2,857	2,907	(50)	(1.7%)
Other	1,004	950	54	5.7%
Total	$49,031	$45,907	3,124	6.8%
Assets under management were $49.0 billion as of March 31, 2014, an increase of $3.1 billion from $45.9 billion at December 31, 2013. The increase from December 31, 2013 was due to market appreciation of $3.2 billion, partially offset by net outflows of $116 million.
Institutional Accounts
Assets under management for institutional accounts were $24.5 billion as of March 31, 2014, an increase of 6.8% from $22.9 billion at December 31, 2013. The increase from December 31, 2013 was due to the following:

•	Market appreciation of $1.8 billion, including $1.2 billion from U.S. real estate, $350 million from global/international real estate and $100 million from global listed infrastructure;

•
Net outflows of $176 million from subadvisory relationships, including $164 million from global/international real estate and $23 million from large cap value, partially offset by net inflows of $21 million into commodities (which is included in "Other" above); and

•	Net outflows of $44 million from advisory relationships, including net outflows of $117 million from large cap value, partially offset by net inflows of $84 million into global listed infrastructure.
Open-End Mutual Funds
Assets under management for open-end mutual funds were a record $15.1 billion as of March 31, 2014, an increase of $1.1 billion from $14.0 billion at December 31, 2013. The increase from December 31, 2013 was due to the following:

•	Market appreciation of $1.0 billion, including $847 million from U.S. real estate, $101 million from preferred securities and $56 million from global/international real estate; and

•	Net inflows of $104 million, including net inflows of $179 million into preferred securities, partially offset by net outflows of $76 million from U.S. real estate.
Closed-End Mutual Funds
Assets under management for closed-end mutual funds were $9.4 billion as of March 31, 2014, an increase of 4.9% from $9.0 billion at December 31, 2013. The increase from December 31, 2013 was due to market appreciation of $439 million.
Balance Sheet Information
As of March 31, 2014, cash, cash equivalents and investments were $177 million. As of March 31, 2014, stockholders' equity was $231 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 17, 2014 at 11:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing (800) 741-3792 (U.S.) or (212) 231-2903 (international); passcode: 21713820. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on April 17, 2014 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21713820. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2013 ("Form 10-K"), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2014	December 31, 2013	March 31, 2013	December 31, 2013	March 31, 2013
Revenue
Investment advisory and administration fees	$67,564	$67,658	$65,394
Distribution and service fees	3,470	3,557	3,434
Portfolio consulting and other	1,801	2,217	3,631
Total revenue	72,835	73,432	72,459	(0.8%)	0.5%
Expenses
Employee compensation and benefits	24,035	22,377	23,377
Distribution and service fees	8,304	8,127	15,081
General and administrative	11,093	11,418	11,179
Depreciation and amortization	1,262	1,496	1,347
Amortization, deferred commissions	545	658	765
Total expenses	45,239	44,076	51,749	2.6%	(12.6%)
Operating income	27,596	29,356	20,710	(6.0%)	33.2%
Non-operating income
Interest and dividend income—net	239	773	546
Gain from trading securities—net	983	344	1,624
Gain from available-for-sale securities—net	1,076	751	491
Equity in earnings of affiliates	935	418	536
Other losses	(52)	(315)	(271)
Total non-operating income	3,181	1,971	2,926	61.4%	8.7%
Income before provision for income taxes	30,777	31,327	23,636	(1.8%)	30.2%
Provision for income taxes	11,177	11,899	8,135
Net income	19,600	19,428	15,501	0.9%	26.4%
Less: Net income attributable to redeemable noncontrolling interest	(155)	(15)	(360)
Net income attributable to common stockholders	$19,445	$19,413	$15,141	0.2%	28.4%

Earnings per share attributable to common stockholders
Basic	$0.44	$0.44	$0.34	(0.5%)	27.0%
Diluted	$0.43	$0.43	$0.34	(0.2%)	26.7%
Dividends declared per share
Quarterly	$0.22	$0.20	$0.20	10.0%	10.0%
Special	$—	$1.00	$—	*	*

Weighted average shares outstanding
Basic	44,633	44,325	44,137
Diluted	45,483	45,338	44,882

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2014	December 31, 2013	March 31, 2013	December 31, 2013	March 31, 2013
Institutional Accounts
Assets under management, beginning of period	$22,926	$23,291	$24,850
Inflows	432	549	246
Outflows	(652)	(1,232)	(590)
Net outflows	(220)	(683)	(344)
Market appreciation	1,773	318	1,575
Total increase (decrease)	1,553	(365)	1,231
Assets under management, end of period	$24,479	$22,926	$26,081	6.8%	(6.1%)
Percentage of total assets under management	49.9%	49.9%	52.9%
Average assets under management for period	$23,858	$23,643	$25,372	0.9%	(6.0%)

Open-End Mutual Funds
Assets under management, beginning of period	$14,016	$14,262	$12,962
Inflows	1,523	1,103	1,508
Outflows	(1,419)	(1,373)	(849)
Net inflows (outflows)	104	(270)	659
Market appreciation	1,028	24	826
Total increase (decrease)	1,132	(246)	1,485
Assets under management, end of period	$15,148	$14,016	$14,447	8.1%	4.9%
Percentage of total assets under management	30.9%	30.5%	29.3%
Average assets under management for period	$14,607	$14,336	$13,788	1.9%	5.9%

Closed-End Mutual Funds
Assets under management, beginning of period	$8,965	$8,783	$7,985
Inflows	—	50	458
Outflows	—	(24)	—
Net inflows	—	26	458
Market appreciation	439	156	350
Total increase	439	182	808
Assets under management, end of period	$9,404	$8,965	$8,793	4.9%	6.9%
Percentage of total assets under management	19.2%	19.5%	17.8%
Average assets under management for period	$9,241	$8,991	$8,251	2.8%	12.0%

Total
Assets under management, beginning of period	$45,907	$46,336	$45,797
Inflows	1,955	1,702	2,212
Outflows	(2,071)	(2,629)	(1,439)
Net (outflows) inflows	(116)	(927)	773
Market appreciation	3,240	498	2,751
Total increase (decrease)	3,124	(429)	3,524
Assets under management, end of period	$49,031	$45,907	$49,321	6.8%	(0.6%)
Average assets under management for period	$47,706	$46,970	$47,411	1.6%	0.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2014	December 31, 2013	March 31, 2013	December 31, 2013	March 31, 2013
Subadvisory
Assets under management, beginning of period	$16,693	$16,833	$17,582
Inflows	311	385	147
Outflows	(487)	(745)	(504)
Net outflows	(176)	(360)	(357)
Market appreciation	1,407	220	1,096
Total increase (decrease)	1,231	(140)	739
Assets under management, end of period	$17,924	$16,693	$18,321	7.4%	(2.2%)
Percentage of total assets under management	73.2%	72.8%	70.2%
Average assets under management for period	$17,480	$17,077	$17,910	2.4%	(2.4%)

Advisory
Assets under management, beginning of period	$6,233	$6,458	$7,268
Inflows	121	164	99
Outflows	(165)	(487)	(86)
Net (outflows) inflows	(44)	(323)	13
Market appreciation	366	98	479
Total increase (decrease)	322	(225)	492
Assets under management, end of period	$6,555	$6,233	$7,760	5.2%	(15.5%)
Percentage of total assets under management	26.8%	27.2%	29.8%
Average assets under management for period	$6,378	$6,566	$7,462	(2.9%)	(14.5%)

Total Institutional Accounts
Assets under management, beginning of period	$22,926	$23,291	$24,850
Inflows	432	549	246
Outflows	(652)	(1,232)	(590)
Net outflows	(220)	(683)	(344)
Market appreciation	1,773	318	1,575
Total increase (decrease)	1,553	(365)	1,231
Assets under management, end of period	$24,479	$22,926	$26,081	6.8%	(6.1%)
Average assets under management for period	$23,858	$23,643	$25,372	0.9%	(6.0%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2014	December 31, 2013	March 31, 2013	December 31, 2013	March 31, 2013
U.S. Real Estate
Assets under management, beginning of period	$23,116	$23,237	$22,613
Inflows	756	766	753
Outflows	(829)	(813)	(450)
Net (outflows) inflows	(73)	(47)	303
Market appreciation (depreciation)	2,208	(74)	1,539
Total increase (decrease)	2,135	(121)	1,842
Assets under management, end of period	$25,251	$23,116	$24,455	9.2%	3.3%
Percentage of total assets under management	51.5%	50.4%	49.6%
Average assets under management for period	$24,362	$23,614	$23,541	3.2%	3.5%

Global/International Real Estate
Assets under management, beginning of period	$9,498	$9,630	$11,155
Inflows	485	345	317
Outflows	(664)	(510)	(748)
Net outflows	(179)	(165)	(431)
Market appreciation	402	33	553
Total increase (decrease)	223	(132)	122
Assets under management, end of period	$9,721	$9,498	$11,277	2.3%	(13.8%)
Percentage of total assets under management	19.8%	20.7%	22.9%
Average assets under management for period	$9,595	$9,694	$11,239	(1.0%)	(14.6%)

Preferred Securities
Assets under management, beginning of period	$4,722	$4,820	$4,364
Inflows	358	194	594
Outflows	(180)	(340)	(147)
Net inflows (outflows)	178	(146)	447
Market appreciation	226	48	118
Total increase (decrease)	404	(98)	565
Assets under management, end of period	$5,126	$4,722	$4,929	8.6%	4.0%
Percentage of total assets under management	10.5%	10.3%	10.0%
Average assets under management for period	$4,946	$4,820	$4,626	2.6%	6.9%

Global Listed Infrastructure
Assets under management, beginning of period	$4,714	$4,469	$3,509
Inflows	302	134	488
Outflows	(224)	(57)	(18)
Net inflows	78	77	470
Market appreciation	280	168	197
Total increase	358	245	667
Assets under management, end of period	$5,072	$4,714	$4,176	7.6%	21.5%
Percentage of total assets under management	10.3%	10.3%	8.5%
Average assets under management for period	$5,011	$4,661	$3,630	7.5%	38.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2014	December 31, 2013	March 31, 2013	December 31, 2013	March 31, 2013
Large Cap Value
Assets under management, beginning of period	$2,907	$3,492	$3,465
Inflows	9	8	30
Outflows	(155)	(902)	(64)
Net outflows	(146)	(894)	(34)
Market appreciation	96	309	315
Total (decrease) increase	(50)	(585)	281
Assets under management, end of period	$2,857	$2,907	$3,746	(1.7%)	(23.7%)
Percentage of total assets under management	5.8%	6.3%	7.6%
Average assets under management for period	$2,822	$3,279	$3,654	(13.9%)	(22.8%)

Other
Assets under management, beginning of period	$950	$688	$691
Inflows	45	255	30
Outflows	(19)	(7)	(12)
Net inflows	26	248	18
Market appreciation	28	14	29
Total increase	54	262	47
Assets under management, end of period	$1,004	$950	$738	5.7%	36.0%
Percentage of total assets under management	2.0%	2.1%	1.5%
Average assets under management for period	$970	$902	$721	7.5%	34.5%

Total
Assets under management, beginning of period	$45,907	$46,336	$45,797
Inflows	1,955	1,702	2,212
Outflows	(2,071)	(2,629)	(1,439)
Net (outflows) inflows	(116)	(927)	773
Market appreciation	3,240	498	2,751
Total increase (decrease)	3,124	(429)	3,524
Assets under management, end of period	$49,031	$45,907	$49,321	6.8%	(0.6%)
Average assets under management for period	$47,706	$46,970	$47,411	1.6%	0.6%